Exhibit 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ Sara A. Greenstein
Sara A. Greenstein

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ David S. Haffner
David S. Haffner

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ Michael S. Hanley
Michael S. Hanley

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ Alexis P. Michas
Alexis P. Michas

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ Dr. Shaun E. McAlmont
Dr. Shaun E. McAlmont

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ Deborah D. McWhinney
Deborah D. McWhinney

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ Sailaja K. Shankar
Sailaja K. Shankar

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-3 of BorgWarner Inc. relating to its debt securities, preferred stock, voting common stock, non-voting common stock, depositary shares, warrants, and units, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 15, 2023	/s/ Hau Thai-Tang
Hau Thai-Tang